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                                                                  EXHIBIT 10.1.1
                                                                  CONFORMED COPY


                               AMENDMENT NO. 1 TO
                          SECOND AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT

                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                           COMPANY SECURITY AGREEMENT


             AMENDMENT No. 1 dated as of December 19, 1997 among ORBITAL SCIENCES CORPORATION (the "Company"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent") and as Collateral Agent (the "Collateral Agent").


                             W I T N E S S E T H :


             WHEREAS, the parties hereto and Magellan Corporation ("Magellan") have heretofore entered into a Second Amended and Restated Credit and Reimbursement Agreement dated as of August 5, 1997 (as amended from time to time, the "Credit Agreement"); and

             WHEREAS, the Company and the Collateral Agent have entered into an Amended and Restated Company Security Agreement dated as of June 30, 1992 and amended and restated as of August 5, 1997 (as amended from time to time, the "Company Security Agreement"); and

             WHEREAS, Magellan is currently a Borrower and a Guarantor under the Credit Agreement and is party to a Security Agreement dated as of August 5, 1997 (as amended from time to time, the "Magellan Security Agreement") with the Collateral Agent; and

             WHEREAS, the Company has asked the Banks, and the Banks are willing, on the terms and conditions set forth below, to release Magellan from its obligations as Borrower and Guarantor under the Credit Agreement and to release the security interests created under the Magellan Security Agreement; and





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             WHEREAS, the Company has entered into an Agreement and Plan of
Merger dated as of November 28, 1997 (the "Merger Agreement") with Ashtech Inc. and Magellan; and

             WHEREAS, in the absence of certain of the amendments effected by this Amendment, the consummation of the transactions contemplated by the Merger Agreement (the "Ashtech Merger") would constitute an Event of Default under the Credit Agreement; and

             WHEREAS, the parties hereto desire to amend the Credit Agreement in order to effect the release of Magellan as a Borrower and a Guarantor, to delete the Borrowing Base and any covenants relating thereto and to permit the Company to consummate the Ashtech Merger without creating an Event of Default under the Credit Agreement;

             WHEREAS, the parties hereto desire to amend the Company Security Agreement as set forth herein;

             NOW, THEREFORE, the parties hereto agree as follows:

             SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement or the Company Security Agreement shall have the meaning assigned to such term in the Credit Agreement or the Company Security Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement or the Company Security Agreement shall from and after the date hereof refer to the Credit Agreement or the Company Security Agreement, as the case may be, as amended hereby.

             SECTION 2. Deletion of Definitions Relating to the Borrowing Base.
(a) The definitions of "BORROWING BASE", "BORROWING BASE CERTIFICATE", "DESIGNATED ELIGIBLE COMMERCIAL CONTRACTOR","DESIGNATED STATE", "ELIGIBLE ASSIGNED GOVERNMENT CONTRACT", "ELIGIBLE COMMERCIAL CONTRACT","ELIGIBLE COMMERCIAL CONTRACTOR", "ELIGIBLE COMMERCIAL RECEIVABLE", "ELIGIBLE DD250 GOVERNMENT RECEIVABLE", "ELIGIBLE GOVERNMENT CONTRACT", "ELIGIBLE MILESTONE GOVERNMENT RECEIVABLE", "ELIGIBLE NON-BILLED COMMERCIAL RECEIVABLES", "ELIGIBLE NON-BILLED GOVERNMENT RECEIVABLES", "ELIGIBLE RECEIVABLE", "ELIGIBLE RETAINED GOVERNMENT RECEIVABLE", "ELIGIBLE STATE COMMERCIAL RECEIVABLE", "FOREIGN RECEIVABLE", "GOVERNMENT","NON-BILLED RECEIVABLES", "OBLIGOR" and "OTHER ELIGIBLE GOVERNMENT RECEIVABLE" set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.





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    (b)  The definitions of "Available LC Amount", "Borrower Subsidiaries" and
"Wholly-Owned Subsidiary" set forth in Section 1.01 of the Credit Agreement are hereby amended to read in their entirety as follows:

             "AVAILABLE LC AMOUNT" means, on any date, with respect to each Borrower, an amount equal to the excess (if any) of $15,000,000 over the aggregate Letter of Credit Liabilities of all other Borrowers on such date.

             "BORROWER SUBSIDIARIES" means any Wholly-Owned Subsidiary of the Company as to which an Election to Participate shall have been delivered to the Administrative Agent and as to which an Election to Terminate shall not have been delivered to the Administrative Agent. Each such Election to Participate and Election to Terminate shall be duly executed on behalf of such Wholly-Owned Subsidiary and the Company in such number of copies as the Administrative Agent may request. The delivery of an Election to Terminate shall not affect any obligation of a Borrower Subsidiary theretofore incurred. The Administrative Agent shall promptly give notice to the Banks of the receipt of any Election to Participate or Election to Terminate.

             "WHOLLY-OWNED SUBSIDIARY" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company (or if such term is used with reference to any other Person, by such other Person).

    (c) A new definition of "Magellan Financing" is added in alphabetical order in Section 1.01 of the Credit Agreement, to read in its entirety as follows:

             "MAGELLAN FINANCING" means, collectively, (i) one or more credit agreements to which Magellan is or may become a party providing for loans thereunder to be used by Magellan for working capital purposes and (ii) a credit facility to which Ashtech Inc. is a party providing for loans thereunder to be used by Ashtech Inc. for working capital purposes; provided that the aggregate principal amount of Debt that may be incurred under the credit agreements described in clauses (i) and (ii) shall not exceed $20,000,000.

             SECTION 3. Treatment of Magellan for Purposes of the Financial Covenants. A new sentence is added at the end of Section 1.02 of the Credit Agreement, to read in its entirety as follows:

    "For purposes of Sections 5.08, 5.09, 5.10, and 5.17 and related definitions, only the percentage of Debt, net income, interest expense, rental expense, income





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    taxes, Intangible Assets and equity of Magellan equal to the percentage of the equity of Magellan held directly or indirectly by the Company at the relevant time shall be included in such computations."

             SECTION 4. Amendment to Article 2 of the Credit Agreement. Section
2.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

             SECTION 2.15. Deficiencies in the Borrowing Base. [Intentionally omitted].

             SECTION 5. Amendments to Conditions Precedent to All Credit Events. Section 3.03 of the Credit Agreement is hereby amended as follows:

    (i) by adding the word "and" at the end of clause (c) thereof;

    (ii) by amending clause (d) to read in its entirety as follows:

                     "(d) solely if such Credit Event is the making of a
             Revolving Loan to or the issuance of a Letter of Credit for the account of any Borrower, the fact that, immediately after such Credit Event, the aggregate Revolver Exposures of all Revolver Banks in respect of all Borrowers will not exceed the aggregate amount of the Revolver Commitments."; and

    (iii) by deleting clause (e) thereof.

             SECTION 6. Amendments to Conditions Precedent to First Borrowing by Each Borrower Subsidiary. Section 3.04 of the Credit Agreement is hereby amended by deleting the parenthetical "(other than Magellan)" contained in the introductory sentence thereof.

             SECTION 7. Amendments to the Representation and Warranty Regarding Assignments. Section 4.05 of the Credit Agreement is hereby amended by substituting the phrase "under the government contracts described therein" for the phrase "under the Eligible Government Contracts described therein".

             SECTION 8. Amendments to the Information Covenant. Section 5.01 of the Credit Agreement is hereby amended as follows:

    (i) clauses (c), (d) and (e) thereof are hereby amended to read in their entirety as follows:

                     "(c) [Intentionally omitted]





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                      (d) [Intentionally omitted]; and

                      (e) [Intentionally omitted];" and

    (ii) clause (l) is hereby amended to read in its entirety as follows:

             "(l) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as the Collateral Agent or the Administrative Agent, at the request of any Bank, may reasonably request."

             SECTION 9. Additional Permitted Investment. Section 5.07 of the Credit Agreement is amended to read in its entirety as follows:

             " SECTION 5.07. Investments. Neither the Company nor any Subsidiary will make or acquire any Investment in any Person other than:

             (a) Investments in any Borrower;

             (b) Investments (other than (i) Investments described in clause
    (a) above and (ii) the ORBCOMM Global Guaranty)) in an aggregate principal amount not exceeding $5,000,000 in direct or indirect Subsidiaries of the Company immediately after such Investment is made or acquired;

             (c) Temporary Cash Investments;

             (d) Investments made by the Company, any of its Wholly-Owned Subsidiaries or OCC in an aggregate principal amount not exceeding $75,250,000, in any entity or entities through which the Company, any of its Wholly-Owned Subsidiaries or OCC will develop, construct, operate and/or market the ORBCOMM low-earth orbit satellite communications system;

             (e) Investments (other than Investments described in clause (b) above) made or acquired or committed to be made or acquired by MDA prior to the date MDA was acquired by the Company and listed on Schedule III;

             (f) the ORBCOMM Global Guaranty;

             (g) Investments in Orbital Imaging (i) made on or prior to June 15, 1997; provided that (A) the aggregate amount of such Investments ("Rollover Investments") does not exceed the aggregate amount of Investments made by the Company in the Orbital Imaging Project on or prior to December 1, 1996 and (B) neither the Company nor any of its Subsidiaries shall contribute any cash or assets





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    in connection with, or as consideration for, the making of any such
    Rollover Investment and (ii) in an aggregate principal amount not exceeding $80,000,000 (in addition to Investments described in clause (i));

             (h) Investments in an aggregate amount not exceeding $38,000,000 consisting of capital stock of Engineering Technologies, Inc. and CTA Commercial Systems Inc. purchased by the Company pursuant to an Asset Acquisition Agreement dated as of July 11, 1997 between CTA INCORPORATED and the Company;

             (i) Investments by the Company or any of its Subsidiaries constituting "vendor financing" under contracts entered into in the ordinary course of business;

             (j) Investments made on or before the effective date of the Ashtech Merger (as defined in Amendment No.1 to this Agreement dated as of December 19, 1997 among the Company, the Banks, the Administrative Agent and the Collateral Agent) consisting of cash in an aggregate amount not exceeding $25,000,000 paid by the Company to the shareholders of Ashtech Inc. as merger consideration for the Ashtech Merger;

             (k) Investments (x) made by the Company on or before the effective date of the Ashtech Merger consisting of subordinated unsecured intercompany loans to Magellan in an aggregate principal amount not in excess of $18,000,000 and (y) made by the Company after the effective date of the Ashtech Merger consisting of subordinated unsecured intercompany loans to Magellan in an aggregate principal amount not in excess of $10,000,000, but in each case solely if such Investments are evidenced by an intercompany note issued by Magellan for the account of the Company and in form and substance satisfactory to the Collateral Agent and such intercompany note is subject to a perfected first priority Lien in favor of the Collateral Agent for the benefit of the Banks; and

             (l) any Investment (other than any Investment in direct or indirect Subsidiaries of the Company immediately after such Investment is made or acquired) not otherwise permitted by the foregoing clauses of this
    Section 5.07 if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (l) does not exceed 12% of Consolidated Tangible Net Worth."

             SECTION 10. Additional Permitted Lien. Section 5.14 of the Credit Agreement is hereby amended as follows:

    (a) the word "and" at the end of clause (p) thereof is hereby deleted;





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    (b) clause (q) thereof is hereby relettered as clause (s); and

    (c) new clauses (q) and (r) are hereby added immediately after clause (p) thereof, to read in their entirety as follows:

                     "(q) Liens on assets of Magellan securing Debt and other
             obligations of Magellan under the Magellan Financing;

                     (r) solely until the first anniversary of the effective
             date of the Ashtech Merger, Liens on shares of capital stock of Magellan held by the Company to secure contingent indemnity obligations of the Company under the Agreement and Plan of Merger dated as of November 28, 1997 among the Company, Ashtech Inc. and Magellan; provided that the aggregate value (determined in accordance with the Escrow Agreement attached as Exhibit C to such Merger Agreement) of such shares subject to such Liens shall not exceed at any time $1,500,000; and"

             SECTION 11. Conforming Amendments to the Events of Default Section of the Credit Agreement. Section 6.01(c) of the Credit Agreement is hereby amended by deleting the references to "Sections 5.01(c) and 5.01(d)" set forth therein.

             SECTION 12. Amendments to the Amendments Section of the Credit Agreement. Section 10.05 of the Credit Agreement is hereby amended as follows:

    (i) clauses (iv) and (v) thereof are deleted in their entirety; and

    (ii) clauses (vi) and (vii) are renumbered as clauses (iv) and (v), respectively.

             SECTION 13. Changes in Participants' Rights. The proviso set forth in Section 10.06(b) of the Credit Agreement is hereby amended as follows:
"provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clauses (i), (ii), (iii) or (iv) of Section 10.05 without the consent of the Participant".

             SECTION 14. Amendments to Exhibit D to the Credit Agreement.

    (a) A new Section (J) is added at the end of Section 4 of Exhibit D to the Credit Agreement, to read in its entirety as follows:

                     "(J) Within 30 days after entering into any contract with
             any United States government agency (or, with respect to any such contract in existence on the date hereof, within 30 days after the date hereof) under which contract payments to the Borrower in an amount in excess of





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             $3,000,000 may be made, the Borrower shall deliver to such government agency an instrument of assignment duly completed and executed by the Borrower substantially in the form of Exhibit G-2 to the Credit Agreement."

    (b) The first sentence of Section 5(B) of Exhibit D to the Credit Agreement is hereby amended to read in its entirety as follows:

    "The Borrower shall instruct all account debtors and other Persons obligated in respect of (x) all Accounts in an amount in excess of $1,000,000 and (y) all Accounts (regardless of the amount thereof) payable pursuant to a contract under which the aggregate amount of payments to be made exceeds $1,000,000 to make all payments in respect thereof either (i) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Lockbox Letter substantially in the form of Exhibit B hereto duly executed by the Borrower and such bank or under other arrangements, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which the Borrower shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Collateral Account or as the Collateral Agent may otherwise instruct such bank."

             SECTION 15. Amendments to the Company Security Agreement.

    (a) A new Section (J) is added at the end of Section 4 of the Company Security Agreement, to read in its entirety as follows:

                     "(J) Within 30 days after entering into any contract with
             any United States government agency (or, with respect to any such contract in existence on December 19, 1997, on or prior to January 19, 1998) under which contract payments to the Debtor in an amount in excess of $3,000,000 may be made, the Debtor shall deliver to such government agency an instrument of assignment duly completed and executed by the Debtor substantially in the form of Exhibit G-2 to the Credit Agreement."

    (b) The first sentence of Section 6(B) of the Company Security Agreement is hereby amended to read in its entirety as follows:





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    "The Debtor shall instruct all account debtors and other Persons obligated in respect of (x) all Accounts in an amount in excess of $1,000,000 and (y) all Accounts (regardless of the amount thereof) payable pursuant to a contract under which the aggregate amount of payments to be made exceeds $1,000,000 to make all payments in respect thereof either (i) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Lockbox Letter substantially in the form of Exhibit B hereto duly executed by the Debtor and such bank or under other arrangements, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which the Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Collateral Account or as the Collateral Agent may otherwise instruct such bank."

             SECTION 16. Release of Magellan as Borrower. (a) Magellan is hereby released from all of its obligations as a Borrower and a Guarantor under the Credit Agreement and the other Financing Documents. The release effected pursuant to the immediately preceding sentence shall not release, discharge or otherwise affect in any manner the obligations of the Company or any Borrower Subsidiary as Guarantors pursuant to the Guaranty set forth in Article 9 of the Credit Agreement of the obligations of Magellan under the Financing Documents.

    (b) The security interests created under the Magellan Security Agreement are hereby terminated. The Banks hereby consent to such termination and acknowledge that the Collateral Agent may execute and deliver to Magellan such documents as Magellan shall reasonably request to evidence such termination (including without limitation UCC termination statements and notices of termination of assignment with respect to any Eligible Government Contracts which constitute Collateral under the Magellan Security Agreement).

    (c) On or promptly after the Amendment Effective Date, each Bank will cancel its Notes of Magellan and return them to Magellan.


             SECTION 17. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

             SECTION 18. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This





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Amendment shall become effective on the date (the "Amendment Effective Date")
on which the Administrative Agent shall have received:

             (i) duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

             (ii) evidence satisfactory to it that the aggregate outstanding principal amount of the Loans of Magellan shall have been repaid in full, together with all accrued and unpaid interest thereon; and

             (iii) the intercompany note evidencing the intercompany loans described in clause (x) of Section 5.07(k) of the Credit Agreement as amended hereby, which intercompany note shall be in form and substance satisfactory to the Collateral Agent.





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             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      ORBITAL SCIENCES CORPORATION



                                      By /s/ Kenneth H. Sunshine
                                         -----------------------------------
                                         Title:  Vice President & Treasurer


                                      MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK



                                      By /s/ Diana H. Imhof
                                         -----------------------------------
                                         Title:  Vice President


                                      THE BANK OF NOVA SCOTIA



                                      By /s/ J.R. Trimble
                                         -----------------------------------
                                         Title:  Senior Relationship Manager



                                      FIRST UNION NATIONAL BANK,
                                        (successor by merger to Signet Bank)



                                      By /s/ John O. Sateri
                                         -----------------------------------
                                         Title:  Vice President





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                                      NATIONSBANK, N.A.



                                      By /s/ Michael J. Brick
                                         -----------------------------------
                                         Title:  Assistant Vice President



                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                      By /s/ Catherine Moeser
                                         -----------------------------------
                                         Title:  Vice President


                                      THE SUMITOMO BANK, LIMITED



                                      By /s/ Nancy Z. Reimann
                                         -----------------------------------
                                         Title:  Vice President



                                      By /s/ James L. Hogan
                                         -----------------------------------
                                         Title:  Vice President and Manager





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